                                                                    Exhibit 10.2
                                     VISIO
                                VOTING AGREEMENT
                                  (as amended)

     This Voting Agreement (this "Agreement") is made and entered into as of October __, 1999, between Microsoft Corporation, a Washington corporation ("Parent"), and the undersigned Shareholder ("Shareholder") of Visio Corporation, a Washington corporation ("Company") and amends and replaces in its entirety that certain Voting Agreement between the parties dated as of September 14, 1999.

                                    RECITALS
                                    --------

     A. Company, Parent and a wholly owned subsidiary of parent ("Sub") have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), which provides for the merger (the "Merger") of Sub with and into Company. Pursuant to the Merger, all outstanding capital stock of Company will be converted into Parent Common Stock (as defined in the Reorganization Agreement).

     B. The Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding Common Stock of Company as indicated on the final page of this Agreement (the "Shares").

     C. In consideration of the execution of the Reorganization Agreement by Parent, Shareholder agrees not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of Company acquired by Shareholder hereafter and prior to the Expiration Date (as defined in Section 1.1 below), and agrees to vote the Shares and any other such shares of capital stock of Company so as to facilitate consummation of the Merger.

     NOW, THEREFORE, the parties agree as follows:

     1.   Agreement to Retain Shares.
          --------------------------

          1.1  Transfer and Encumbrance.  Until the Expiration Date (as defined
               ------------------------
below), Shareholder agrees not to sell, exchange, transfer, pledge or otherwise dispose of or encumber the Shares or any New Shares (as defined in Section 1.2 below) unless in the reasonable judgment of Parent such sale, exchange, transfer, pledge, disposition or encumbrance would not violate the provisions of SEC Accounting Series Release Nos. 130 and 135, and SEC Staff Accounting Bulletin Nos. 65 and 76. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement and (ii) such date and time as the Reorganization Agreement shall be terminated in accordance with the terms therein.

          1.2  New Shares.  Shareholder agrees that any shares of capital stock
               ----------
of Company that Shareholder purchases or with respect to which Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2.   Agreement to Vote Shares.  Until the Expiration Date, at every meeting
          ------------------------
of the shareholders of Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the shareholders of Company with respect to any of the following, Shareholder shall vote the Shares and any New Shares in favor of approval of the Reorganization Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger. Shareholder agrees not, directly or indirectly, to solicit or knowingly encourage any offer from any party concerning the possible disposition of all or any substantial portion of Company's business, assets or capital stock. This Agreement is intended to bind Shareholder as a shareholder of Company only with respect to the specific matters set forth herein and shall not prohibit Shareholder from acting in accordance with his or her fiduciary duties, if applicable, as an officer or director of Company.

     3.   Irrevocable Proxy.  Concurrently with the execution of this Agreement,
          -----------------
Shareholder agrees to deliver to Parent a proxy in the form attached hereto as

Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in
---------
Section 23B.07.220 of the Washington Business Corporation Act, covering the total number of Shares and New Shares of capital stock of Company beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act) by Shareholder set forth therein.

     4.   Representations, Warranties and Covenants of Shareholder.  Shareholder
          --------------------------------------------------------
hereby represents, warrants and covenants to Company as follows:

          4.1  Ownership of Shares.  Shareholder:  (i) is the beneficial owner
               -------------------
of the Shares, which at the date of this Agreement are free and clear of any liens, claims, options, charges or other encumbrances that would adversely affect the ability of Shareholder to carry out the terms of this Agreement; (ii) does not beneficially own any shares of capital stock of Company other than the Shares (excluding shares as to which Shareholder currently disclaims beneficial ownership in accordance with applicable law); and (iii) has full power and authority to make, enter into and carry out the terms of this Agreement and the Proxy.

          4.2  No Proxy Solicitations.  Shareholder will not, and will not
               ----------------------
permit any entity under Shareholder's control, to: (i) solicit proxies or become a "participant" in a "solicitation" as such terms are defined in Regulation 14A under the Exchange Act) with respect to any merger, consolidation, sale of assets, reorganization, or recapitalization of Company with any party other than Parent or its affiliates (an "Opposing Proposal") or otherwise knowingly encourage or assist any party in taking or planning any action that would compete with, or materially restrain, serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreements; (ii) initiate a shareholders' vote or action by written consent of Company Shareholders with respect to an Opposing Proposal; or
(iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Company with respect to an Opposing Proposal.

     5.   Additional Documents.  Shareholder and Company hereby covenant and
          --------------------
agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement.

     6.   No Ownership Interest  Nothing contained in this Agreement shall be
          ---------------------
deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain and belong to Shareholder. Except as otherwise provided in the Reorganization Agreement, Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of Company, or exercise any power or authority to direct Shareholder in the voting of any of the Shares (except as otherwise provided herein and in Exhibit A) or the performance of the Shareholder's duties or responsibilities as a shareholder of Company.

     7.   Termination.  This Agreement and the Proxy delivered in connection
          -----------
herewith shall terminate and shall have no further force or effect as of the Expiration Date.

     8.   Miscellaneous.
          -------------

          8.1  Severability.  If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          8.2  Binding Effect and Assignment.  This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interest or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other.

          8.3  Amendments and Modification.  This Agreement may not be modified,
               ---------------------------
amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

          8.4  Specific Performance: Injunctive Relief.  The parties hereto
               ---------------------------------------
acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

          8.5  Notices.  All notices and other communications pursuant to this
               -------
Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopies, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

     If to Parent:            Microsoft Corporation
                              One Microsoft Way
                              Redmond, Washington  98052
                              Attn.:  Robert A. Eshelman
                              General Counsel, Finance and Administration
                              Facsimile No. (206) 869-1327

     With a copy to:          Preston Gates & Ellis LLP
                              5000 Columbia Center
                              701 Fifth Avenue
                              Seattle, Washington  98104-7078
                              Attention:  Robert S. Jaffe
                              Facsimile:  (206) 623-7022

     If to Shareholder:       To the address for notice set forth on the last
                              page hereof.

     With a copy to:          Shearman & Sterling
                              1550 El Camino Real
                              Menlo Park, CA 94025-4100
                              Attention:  Christopher D. Dillon
                              Facsimile No.:  (650) 330-2299

                              Perkins Coie LLP
                              1201 Third Avenue, Suite 4800
                              Seattle, Washington 98101-3099
                              Attention:  Linda A. Schoemaker
                              Facsimile No.: 206 583-8500

          8.6  Governing Law.  This Agreement shall be governed by, construed
               -------------
and enforced in accordance with the internal laws of the State of Washington

          8.7  Entire Agreement.  This Agreement and the Proxy contain the
               ----------------
entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          8.8  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          8.9  Effect of Headings.  The section headings herein are for
               ------------------
convenience only and shall not affect the construction or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


MICROSOFT CORPORATION                 SHAREHOLDER

By: -------------------------
                                      ------------------------------------
Title:  ---------------------
                                      Its (as applicable)
                                      ------------------------------------


                                      Address
                                      ------------------------------------

                                      ------------------------------------

                                      ------------------------------------

                                      Shares beneficially owned:

                                      ---------- shares of Company Common Stock

                                   EXHIBIT A

                               IRREVOCABLE PROXY
                                    to Vote
                            Visio Corporation Stock


     The undersigned Shareholder of Visio Corporation, a Washington corporation ("Company"), hereby irrevocably (to the full extent permitted by Section 23B.07.220 of the Washington Business Corporation Act) appoints the directors on the Board of Directors of Microsoft Corporation, a Washington corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned Shareholder of Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares that are inconsistent with this Proxy are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares that are inconsistent with this Proxy until after the Expiration Date (as defined below).

     This proxy is irrevocable (to the extent provided in Section 23B.07.220 of the Washington Business Corporation Act), is granted pursuant to that certain Voting Agreement dated as of September 14, 1999, as amended as of October __, 1999, by and among Parent and the undersigned Shareholder (the "Voting Agreement"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Reorganization dated as of September 14, 1999 (the "Reorganization Agreement"), among Company, Parent, and a wholly-owned subsidiary of Parent ("Sub"). The Reorganization Agreement provides for the merger of Sub with and into Company in accordance with its terms (the "Merger"). As used herein the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement or (ii) such date and time as the Reorganization Agreement shall be terminated in accordance with the terms therein. This proxy is intended to bind Shareholder as a shareholder of Company only with respect to the specific matters set forth herein and shall not prohibit Shareholder from acting in accordance with his or her fiduciary duties, if applicable, as an officer or director of Company.

     The attorneys and proxies named above, and each of then, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 23B.07.040 of the Washington Business Corporation
Act), at every annual, special or adjourned meeting of the shareholders of Company and in every written consent in lieu of such meetingin favor of approval of the Merger and the

Reorganization Agreement and in favor of any matter that could reasonably be expected to facilitate the Merger. The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned Shareholder may vote the Shares on all other matters.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

     This proxy is irrevocable (to the extent provided in Section 23B.07.220 of the Washington Business Corporation Act).


Dated:  October __,  1999        SHAREHOLDER


                                 By _____________________________


                                 By _____________________________



                                 Shares beneficially owned:

                                 _______ shares of Company Common Stock